                                                                      Exhibit 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___

                    ----------------------------------------
                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                 13-4994650
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                 identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                        43271
(Address of principal executive offices)                         (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
            ---------------------------------------------------------

                      GENERAL MOTORS ACCEPTANCE CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                         38-0572512

200 RENAISSANCE CENTER                                                48265
DETROIT, MI                                                      (Zip Code)
(Address of principal executive offices)

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      SMARTNOTES(SM) DUE FROM NINE MONTHS TO THIRTY YEARS FROM DATE OF ISSUE
                      (Title of the indenture securities)

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency, Washington, D.C.

              Board of Governors of the Federal Reserve System,
              Washington, D.C., 20551

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

                List below all exhibits filed as a part of this Statement of Eligibility.

                1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

                2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

                3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

                4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

                5.  Not applicable.

                6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

                7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

                8.  Not applicable.

                9.  Not applicable.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 24th day of August, 2005.

                               JPMORGAN CHASE BANK, N.A.

                               By   /s/ Francine Springer
                                    ------------------------------------
                                        Francine Springer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                    at the close of business March 31, 2005,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                        DOLLAR AMOUNTS
                     ASSETS                                                     IN MILLIONS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .............................................                 $  36,236
     Interest-bearing balances .....................................                    24,384
Securities:
Held to maturity securities.........................................                       101
Available for sale securities.......................................                    60,180
Federal funds sold and securities purchased under
     agreements to resell ..........................................
     Federal funds sold in domestic offices                                             39,536
     Securities purchased under agreements to resell                                   133,265
Loans and lease financing receivables:
     Loans and leases held for sale.................................                    21,045
     Loans and leases, net of unearned income     $341,550
     Less: Allowance for loan and lease losses       5,313
     Loans and leases, net of unearned income and
     allowance .....................................................                   339,000
Trading Assets......................................................                   236,590
Premises and fixed assets (including capitalized leases)............                     8,425
Other real estate owned.............................................                       142
Investments in unconsolidated subsidiaries and
     associated companies...........................................                       840
Customers' liability to this bank on acceptances
     outstanding....................................................                       592
Intangible assets
        Goodwill....................................................                    23,365
        Other Intangible assets.....................................                    10,259
Other assets .......................................................                    49,089
                                                                                    ----------
TOTAL ASSETS .......................................................                  $983,049
                                                                                    ==========

                                   LIABILITIES
Deposits
     In domestic offices .....................................                          $378,772
     Noninterest-bearing .........................$134,412
     Interest-bearing ............................ 244,360
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ..................................                           155,364
     Noninterest-bearing...........................$ 6,701
     Interest-bearing .............................148,663

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices                                           8,918
     Securities sold under agreements to repurchase                                       84,208
Trading liabilities ..........................................                           138,428
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)................                            78,207
Bank's liability on acceptances executed and outstanding......                               592
Subordinated notes and debentures ............................                            17,511
Other liabilities ............................................                            38,035
TOTAL LIABILITIES ............................................                           900,035
Minority Interest in consolidated subsidiaries ...............                             1,424

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.................                                 0
Common stock .................................................                             1,785
Surplus  (exclude all surplus related to preferred stock).....                            58,591
Retained earnings.............................................                            21.936
Accumulated other comprehensive income........................                             (772)
Other equity capital components...............................                                 0
TOTAL EQUITY CAPITAL .........................................                            81,590
                                                                                      ----------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                                $983,049
                                                                                      ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR. )
                                    JAMES DIMON              ) DIRECTORS
                                    MICHAEL J. CAVANAGH      )